UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 S. 147th St.  Omaha, NE 68137

(Address of principal executive offices) (Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

1/31

Date of reporting period:1/31/10

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE BIONDO GROWTH FUND

The Biondo Growth Fund

Annual Report
January 31, 2010

1-800-672-9152
www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

Dear Shareholders,

2009 was a terrific year for equity market participants, helping them to recover some of the painful losses of 2008.  Our fund returned 38.66% which significantly outperformed the S&P 500 Index which returned 33.14% for the trailing twelve month period ending January 31, 2010, marking one of the best twelve month returns in the index’s history.  In 2009, the markets showed remarkable resiliency, given the rocky start in the first quarter.  By March 9th of last year, the S&P 500 was down by more than 25% as many investors tried to prepare their portfolios for an anticipated economic disaster.  As many came to realize throughout the latter half of the year, the second coming of the Great Depression failed to materialize, providing investors with strong returns from extremely depressed levels.  The level of participation among companies was the broadest we can remember.  Aided by unprecedented levels of liquidity from central governments around the world, asset prices increased quite dramatically, as the once frozen credit markets began to thaw.

Coming out of this decade, which many call the “lost decade” for equity investing, investors have a new appreciation of risk.  Many are still cautious about investing due to memories of the equity markets’ volatility in 2008 and the scars it left behind.  In contrast, the exact opposite was true of the decade ending in 1999.  At that time, investors were overly optimistic about investing in equities.  Opportunities in the equity markets can be found in both bull and bear markets. As we look into the future we, as mutual fund equity managers, must identify and exploit those opportunities through extensive research, analysis and due diligence by employing a defined stock selection process.  Adhering to strict investment criteria allows us to navigate through ever-changing market conditions and, as we have done in the past, focus on our primary objective of preserving capital while achieving steady capital appreciation.

Outlook

The economy is still in recovery mode as we enter 2010, as evidenced by recent data and financial market indicators.  We expect economic growth to continue and see the potential for reasonable equity market returns.  Corporate earnings growth should be fairly strong this year and corporate balance sheets are in as healthy shape as we can recall historically.  However, unlike 2009, investors should not expect multiple expansions to provide the fuel for upside in stock prices.  Instead, the focus should  be on owning companies that are growing both top-line revenues and bottom-line earnings. At this point in the recovery, it is unlikely that many companies will be able to provide positive returns in 2010 because fewer companies will be able to achieve both top-line and bottom-line growth.  A premium will be placed on growth companies that increase both revenues and earnings. It is our belief that success in 2010 will be dependent on the ability to separate the wheat from the chaff, both at the sector and individual company levels.   Going forward, investors will need to take a targeted stock selection approach.

From an economic perspective, the US economy is in a tenuous position.  While government intervention has certainly helped to provide a spark, a sustainable recovery will be dependent on the ability of our economy to provide employment growth and, therefore, a return to normalized consumer spending.  As this transition takes place, timing will be of great importance as the Federal Reserve and Treasury face the very difficult task of removing stimulus.  The risk of leaving too much stimulus in place is high levels of inflation while removing stimulus too quickly could result in another recession.

It is possible that growth in the economy could find a path through opposing views, but it is our belief that there is little room for error.  In the meantime, how the current Administration handles economic matters will also be of heightened importance over the next several years.  Potential economic threats to the economy’s repair include increased regulation and higher taxes, no doubt driven by populist pressures.

The US and most global economies face an important transition period in 2010 which must be carefully handled.  While markets have begun to recover from the 2008 crisis, the recovery thus far has been accomplished through government support.  While this has historically worked in the very short-term, it has never worked for a sustained length of time.  It is likely that the government will remain accommodative for most of the upcoming year to allow the recovery more time to gain strength. Thus, a return to “normal” market operations is necessary during the course of 2010.  Markets are likely to scrutinize data more closely given the strength of the market rally in 2009 and the potential skepticism over the sustainability of the recovery.  Investors should keep expectations for returns moderated.  This environment dictates an awareness of risk tolerance and dedication to risk management.

Our overall sense of optimism comes from confidence in our ability to adjust the fund according to the character of the current markets’ conditions.  Our process, which includes economic analysis and paying close attention to prices and valuations, gives us the ability to become defensive when the environment is indicating such and take a more assertive posture as our conviction and comfort levels increase.

Although there is no way to predict exactly what the future will hold for equity markets, there are tactical actions that can be taken along the way to help ensure the best possible outcome in most any scenario.  The past two years have been a challenging time for many investors and while turning the calendar to 2010 brings many a sense of renewed confidence, focus and attention remain with sound risk management practices.

Very Truly Yours,

Joseph P. Biondo

Joseph R. Biondo

Joseph P. Biondo

Joseph R. Biondo

Chief Investment Officer

Chief Executive Officer

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until May 31, 2011, to ensure that the net annual fund operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) will not exceed 1.50% of the Fund, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Board of Trustees (the “Board” or “Trustees”) may terminate this expense reimbursement arrangement at any time.  Please review the Fund's prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-877-BIONDOS (246-6367).

Source:  Market Street Advisors, Zephyr Style Advisors, Energy Information Administration, CNNMoney.com., Yahoo Finance, Google, Russell Investment.

The Biondo Growth Fund is distributed by Northern Lights Distributors, LLC.

0389-NLD-3/23/2010

The Biondo Growth Fund

PORTFOLIO REVIEW

January 31, 2010 (Unaudited)

The Fund’s performance figures* for the period ending January 31, 2010, compared to its benchmarks:

	One Year	Three Year	Inception** – January 31, 2010
The Biondo Growth Fund – Investor Shares	38.66%	-6.50%	-3.62%
S&P 500 Total Return Index	33.14%	-7.24%	-3.06%
Russell 3000 Growth Total Return Index	37.94%	-4.30%	-1.35%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.   Performance figures for periods greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-672-9152.

** Inception date is May 3, 2006.

The Fund’s Top Ten Sectors are as follows:

Sectors	% of Net Assets
Biotechnology	13.4%
Healthcare-Products	12.4%
Banks	9.7%
Computers	7.6%
Auto Manufacturers	4.6%
Oil & Gas	4.6%
Commercial Services	4.3%
Aerospace/Defense	3.9%
Internet	3.9%
Telecommunications	3.5%
Other, Cash & Cash Equivalents	32.1%
100.00%

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS
January 31, 2010
Shares		Value
	COMMON STOCKS & WARRANTS - 91.5%
	AEROSPACE/DEFENSE - 3.9%
37,500	Boeing Co.	$ 2,272,500

	AUTO MANUFACTURERS - 4.6%
250,000	Ford Motor Co. *	2,710,000

	AUTO PARTS & EQUIPMENT - 2.1%
45,000	Johnson Controls, Inc.	1,252,350

	BANKS - 9.7%
12,500	Goldman Sachs Group, Inc. (The)	1,859,000
40,000	JPMorgan Chase & Co.	1,557,600
175,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18	2,275,000
		5,691,600

	BEVERAGES - 1.1%
7,500	Green Mountain Coffee Roasters, Inc. *	636,150

	BIOTECHNOLOGY - 13.4%
32,500	Amgen, Inc. *	1,900,600
42,500	Genzyme Corp. *	2,306,050
45,000	United Therapeutics Corp. *	2,680,650
25,000	Vertex Pharmaceuticals, Inc. *	960,000
		7,847,300

	CHEMICALS - 2.8%
21,250	Monsanto Co.	1,612,450

	COMMERCIAL SERVICES - 4.3%
10,000	Mastercard, Inc.	2,499,000

	COMPUTERS - 7.6%
15,000	Apple, Inc. *	2,881,800
25,000	Research In Motion, Ltd. *	1,574,000
		4,455,800

See accompanying notes to financial statements.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2010
Shares		Value
	COSMETICS/PERSONAL CARE - 3.4%
25,000	Colgate-Palmolive Co.	$ 2,000,750

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
42,500	SunPower Corp. * +	866,575

	ENGINEERING & CONSTRUCTION - 2.4%
50,000	Foster Wheeler, Ltd. *	1,399,000

	HEALTHCARE-PRODUCTS - 12.4%
22,500	Idexx Laboratories, Inc. *	1,181,025
18,500	Intuitive Surgical, Inc. * +	6,069,110
		7,250,135

	INSURANCE - 2.3%
17,500	Berkshire Hathaway, Inc. Class B *	1,337,525

	INTERNET - 3.9%
4,250	Google, Inc. *	2,250,035

	MACHINERY-CONSTRUCTION & MINING - 3.1%
35,000	Bucyrus International, Inc. +	1,833,300

	OIL & GAS - 4.6%
40,000	Halliburton Co.	1,168,400
32,500	Range Resources Corp.	1,495,000
		2,663,400
	OIL & GAS SERVICES - 2.5%
50,000	Dresser-Rand Group, Inc. *	1,479,000

	RETAIL - 2.4%
42,500	CVS Caremark Corp.	1,375,725

	TELECOMMUNICATIONS - 3.5%
52,500	QUALCOMM, Inc.	2,057,474

	TOTAL COMMON STOCKS & WARRANTS (Cost $46,506,451)	53,490,069

See accompanying notes to financial statements.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2010
Shares		Value
	EXCHANGE TRADED FUNDS - 0.9%
100,000	ProShares Ultra Financials (Cost $614,280)	$ 543,000

Principal	BONDS & NOTES - 2.1%
	AUTO MANUFACTURERS NOTE - 1.2%
$ 500,000	Ford Motor Co. Convertible, 4.25%, Due 11/15/16	695,878

	DIVERSIFIED FINANCIAL SERVICES NOTE - 0.9%
600,000	Goldman Sachs Capital, 6.345%, Due 2/15/34	544,276

	TOTAL BONDS & NOTES (Cost $910,602)	1,240,154

Shares
	SHORT-TERM INVESTMENTS - 5.7%
	MONEY MARKET FUND - 5.7%
3,350,844	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01%**
	(Cost $3,350,844)	3,350,844

	TOTAL INVESTMENTS - 100.2% (Cost $51,382,177) (a)	$ 58,624,067
	OTHER ASSETS & LIABILITIES - (0.2)%	(168,416)
	NET ASSETS - 100%	$ 58,455,651

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $51,236,723 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 10,988,153
	Unrealized Depreciation:	(3,738,059)
	Net Unrealized Appreciation:	$ 7,250,094

* Non-income producing security.
+ Subject to written option.
** Money market fund; interest rate reflects seven-day effective yield on January 31, 2010.

See accompanying notes to financial statements.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2010

Schedule of Options Written
Number of
Contracts***	Security, Expiration Date, Exercise Price	Value
150	Bucyrus International, Inc., Feb 10, Call @ $60	$ 11,250
25	Intuitive Surgical, Inc., Feb 10, Call @ $300	72,500
25	Intuitive Surgical, Inc., Feb 10, Call @ $320	33,750
325	SunPower Corp., Feb 10, Call @ $23	16,250
100	SunPower Corp., Feb 10, Call @ $24	3,500
	TOTAL OPTIONS WRITTEN
	(Premiums received $163,573)	$ 137,250
***Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

The Biondo Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2010

ASSETS
Investment securities:
At cost	$ 51,382,177
At value	$ 58,624,067
Receivable for Fund shares sold	9,816
Dividends and interest receivable	41,186
Prepaid expenses and other assets	16,574
TOTAL ASSETS	58,691,643

LIABILITIES
Options written, at value (premiums received $163,573)	137,250
Investment advisory fees payable	49,596
Fees payable to other affiliates	15,735
Distribution (12b-1) fees payable	12,814
Accrued expenses and other liabilities	20,597
TOTAL LIABILITIES	235,992
NET ASSETS	$ 58,455,651

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 70,085,157
Accumulated net investment loss	(7,499)
Accumulated net realized loss from security transactions and options transactions	(18,890,220)
Net unrealized appreciation of investments and options written	7,268,213
NET ASSETS	$ 58,455,651

Shares of beneficial interest outstanding - Investor Class	6,880,074

Net asset value (Net assets ÷ Shares outstanding), offering price and
redemption price per share (a)	$ 8.50

(a) Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

The Biondo Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2010

INVESTMENT INCOME
Interest	$ 39,226
Dividends	315,687
TOTAL INVESTMENT INCOME	354,913

EXPENSES
Investment advisory fees	488,330
Distribution (12b-1) fees	122,082
Administrative services fees	53,999
Accounting services fees	30,999
Custodian fees	25,002
Transfer agent fees	22,998
Professional fees	15,355
Compliance officer fees	11,501
Registration fees	8,912
Shareholder reporting expense	7,501
Trustees' fees and expenses	5,501
Insurance expense	2,147
Other expenses	2,500
TOTAL EXPENSES	796,827

Less: Fees waived by the Advisor	(62,389)

NET EXPENSES	734,438
NET INVESTMENT LOSS	(379,525)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(5,389,224)
Net realized loss from options written	(388,731)
Net change in unrealized appreciation (depreciation) of investments	21,210,753
Net change in unrealized appreciation (depreciation) on options written	26,033
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,458,831

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 15,079,306

See accompanying notes to financial statements.

The Biondo Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	January 31,	January 31,
	2010	2009
FROM OPERATIONS
Net investment loss	$ (379,525)	$ (307,856)
Net realized loss from security transactions	(5,389,224)	(13,930,340)
Net realized gain (loss) from options written	(388,731)	1,517,797
Net change in unrealized appreciation (depreciation) of investments	21,210,753	(15,617,274)
Net change in unrealized appreciation (depreciation) of options written	26,033	(100,409)
Net increase (decrease) in net assets resulting from operations	15,079,306	(28,438,082)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	8,730,610	12,361,352
Payments for shares redeemed	(3,430,226)	(8,394,454)
Redemption fee proceeds	25	3
Net increase in net assets from shares of beneficial interest	5,300,409	3,966,901

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,379,715	(24,471,181)

NET ASSETS
Beginning of Year	38,075,936	62,547,117
End of Year*	$ 58,455,651	$ 38,075,936
* Includes accumulated net investment loss of:	$ (7,499)	$ (8,165)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	1,167,176	1,310,103
Shares Redeemed	(493,571)	(994,669)
Net increase in shares of beneficial interest outstanding	673,605	315,434

See accompanying notes to financial statements.

The Biondo Growth Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year		Year		Year		Period
	Ended		Ended		Ended		Ended
	January 31,		January 31,		January 31,		January 31,
Investor Class	2010		2009		2008		2007 (1)
Net asset value,
beginning of year	$ 6.13		$ 10.62		$ 10.61		$ 10.00

Activity from investment operations:
Net investment income (loss)	(0.05)		(0.05)		(0.02)		0.04
Net realized and unrealized
gain (loss) on investments	2.42		(4.44)		0.27		0.61
Total from investment operations	2.37		(4.49)		0.25		0.65

Paid-in-Capital from
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)

Less distributions from:
Net investment income	-		-		-		(0.04)
Net realized gains	-		-		(0.24)		-
Total distributions	-		-		(0.24)		(0.04)

Net asset value, end of year	$ 8.50		$ 6.13		$ 10.62		$ 10.61

Total return (2)	38.66%		(42.28)%		2.14%		6.53%	(6)

Net assets, end of year (000s)	$ 58,456		$ 38,076		$ 62,547		$ 45,778

Ratio of gross expenses to average
net assets (3)	1.63%		1.61%		1.62%		1.90%	(5)
Ratio of net expenses to average
net assets	1.50%		1.50%		1.50%		1.50%	(5)
Ratio of net investment income (loss)
to average net assets	(0.78)%		(0.54)%		(0.26)%		0.63%	(5)

Portfolio Turnover Rate	44%		45%		49%		8%	(6)

(1)	The Biondo Growth Fund commenced operations on May 3, 2006.
(2)	Total returns shown exclude the effect of applicable redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.
(4)	Amount represents less than $0.01 per share.
(5)	Annualized.
(6)	Not annualized.

See accompanying notes to financial statements.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2010

1.

ORGANIZATION

The Biondo Growth Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund currently offers the Investor Class shares.  The Fund seeks capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment advisor to have above-average future growth potential relative to their peers.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on securities exchange or board of trade  for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.   Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

security.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2010 for the Fund’s assets and liabilities measured at fair value:

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Assets	Level 1	Level 2	Level 3	Total
Common Stocks & Warrants	$ 53,490,069	$ -	$ -	$ 53,490,069
Exchange Traded Funds	543,000	-	-	543,000
Bond & Notes	-	1,240,154	-	1,240,154
Money Market Funds	-	3,350,844	-	3,350,844
Total	$ 54,033,069	$ 4,590,998	$ -	$ 58,624,067

Liabilities	Level 1	Level 2	Level 3	Total
Open Written Options	$ 137,250	$ -	$ -	$ 137,250

The Fund did not hold any Level 3 securities during the year.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.   Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.   For the year ended January 31, 2010, the Fund had a loss of $388,731 on options and this loss is included in the line item marked “Net realized loss from options written” on the Statement of Operations in this shareholder report.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

The number of option contracts written and the premiums received by the Fund during the year ended January 31, 2010, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	155	$ 71,315
Options written	3,819	1,160,454
Options exercised	(325)	(80,273)
Options expired	(975)	(102,158)
Options closed	(2,049)	(885,765)
Options outstanding, end of year	625	$ 163,573

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended January 31, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $23,886,995 and $19,722,369, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Biondo Investment Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2011, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.50% per annum of the Fund’s average daily net assets for the Investor Class shares.   For the year ended January 31, 2010, the Advisor waived fees in the amount of $62,389.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Investor Class shares are subsequently less than 1.50% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.50% of average daily net assets. If Fund Operating Expenses attributable to the Investor Class shares subsequently exceed 1.50% per annum of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of January 31, 2010, the Advisor has $193,235 of waived expenses that may be recovered as follows: $67,082 to be recovered no later than January 31, 2011; $63,764 to be recovered no later than January 31, 2012 and; $62,389 to be recovered no later than January 31, 2013.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Investor Class shares.   The Distributor is an affiliate of GFS.

Each Fund pays its pro rata share of a total fee of $10,000 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

of the audit committee an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the year ended January 31, 2010 was $5,381.  The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended January 31, 2010, the Fund incurred expenses of $11,501 for compliance services pursuant to the Trust’s Agreement with NLCS. Such fees are included in the line item marked “Compliance Officer Fees” on the Statement of Operations in this shareholder report.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the year ended January 31, 2010, GemCom collected amounts totaling $11,842 for EDGAR and printing services performed.   A portion of the amount paid by the Fund during the year ended January 31, 2010 was accrued for in a prior year.  Such fees are included in the line item marked “Shareholder reporting expense” on the Statement of Operations in this shareholder report.

5. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the year ended January 31, 2010, the Fund assessed $25 in redemption fees.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

6. TAX COMPONENTS OF CAPITAL

As of January 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on straddles.  The difference between book basis and tax basis undistributed ordinary income is attributable to the unamortized portion of organizational expenses for tax purposes of $7,499.

At January 31, 2010, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $1,673,690 of such capital losses.

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the year ended January 31, 2010 as follows: a decrease in paid-in capital of $380,191 and a decrease in accumulated net investment loss of $380,191.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

7.  NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements on March 29, 2010, and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of The Biondo Growth Fund

We have audited the accompanying statement of assets and liabilities of The Biondo Growth Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of January 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period May 3, 2006 (commencement of operations) through January 31, 2007.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Biondo Growth Fund as of January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended and for the period May 3, 2006 through January 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

                                   BBD, LLP

Philadelphia, Pennsylvania

March 29, 2010

The Biondo Growth Fund

EXPENSE EXAMPLES

January 31, 2010 (Unaudited)

As a shareholder of the Biondo Growth Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2009 through January 31, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Biondo Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Investor Class	Beginning Account Value 8/1/09	Ending Account Value 1/31/10	Expenses Paid During Period 8/1/09 – 1/31/10	Expense Ratio During Period ** 8/1/09- 1/31/10
Actual	$1,000.00	$1,087.00	$7.89*	1.50%

	Beginning Account Value 8/1/09	Ending Account Value 1/31/10	Expenses Paid During Period 8/1/09- 1/31/10	Expense Ratio During Period ** 8/1/09- 1/31/10
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63*	1.50%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**Annualized.

The Biondo Growth Fund

SUPPLEMENTAL INFORMATION

January 31, 2010 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below began during the year 2005 and will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name, Age Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merrill Bryan (65) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005). Other Directorships: AdvisorOne Funds (10 portfolios)	48
Anthony J. Hertl (59) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust	48
Gary W. Lanzen (55) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios)	48
Mark H. Taylor (45) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Professor, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008). Other Directorships: Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	48
Interested Trustees and Officers
Michael Miola** (57) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003). Other Directorships: AdvisorOne Funds (10 portfolios); Constellation Trust Co.	48

The Biondo Growth Fund

SUPPLEMENTAL INFORMATION (Continued)

January 31, 2010 (Unaudited)

Interested Trustees and Officers (continued)
Name, Age Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (40)

450 Wireless Blvd.; Hauppauge, NY  11788

President since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

Other Directorships: N/A

N/A

Emile R. Molineaux (47)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).

Other Directorships: N/A

N/A

Kevin E. Wolf (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2008); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2008); Vice-President, GemCom, LLC (since 2004).

Other Directorships: N/A

N/A

Lynn Bowley (51)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

   * The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-672-9152.

The Biondo Growth Fund

SUPPLEMENTAL INFORMATION (Continued)

January 31, 2010 (Unaudited)

FACTORS CONSIDERED BY INDEPENDENT TRUSTEES APPROVING THE ADVISORY AGREEMENT

In connection with a regular meeting held on September 24, 2009 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), considered the renewal of an investment advisory agreement (the “Agreement”) between Biondo Investment Advisors, LLC (“Advisor”) and the Trust, on behalf of the Biondo Growth Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Agreement from the Advisor.  These materials included: (a) information on the investment performance of the Advisor, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Advisor including information on (a) the overall organization of the Advisor, (b) investment management staffing, and (c) the financial condition of the Advisor.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Advisor’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed the Advisor’s financial statements and concluded that the Advisor is sufficiently well capitalized to meet the obligations to the Fund. The Trustees concluded that the Advisor has the ability to provide a level of service consistent with the Board's expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of the Advisor’s past performance, as well as other factors relating to its track record.  The Trustees discussed the relative outperformance of the Advisor since the Fund’s inception as compared to its benchmark. The Board concluded that the Advisor’s past performance was acceptable.

 Fees and Expenses.  The Board noted that the Advisor charges a 1.00% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operations expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Advisor.  The Board, including the Independent Trustees considered the expense ratio for the Fund, and expense ratios of a peer group of funds. The Trustees concluded that the Fund’s advisory fee and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Advisor, and the level of fees paid by the funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  It also considered the profits realized by the Advisor from other activities related to the Fund.  The Trustees concluded that the Advisor’s level of profitability from its relationship to the Fund is not excessive.

Conclusion.  Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

TAX INFORMATION

January 31, 2010 (Unaudited)

Dividends and distributions received by retirement plans such as IRA’s, Keough-type plans and 403(b) plans need not be reported as taxable income.   However, many retirement plan trusts may need this information for their annual information reporting.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Portfolios are committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Portfolios believe that you should be aware of policies to protect the confidentiality of that information.

The Portfolios collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Portfolios do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Portfolios are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Portfolios restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Portfolios maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Portfolios through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR

Biondo Investment Advisors, LLC

540 Routes 6 & 209, PO Box 909

Milford, Pennsylvania 18337

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $ 14,000

2009 - $ 13,500

2008 - $ 13,000

(b)

Audit-Related Fees

2010 - None

2009 – None

2008 - None

(c)

Tax Fees

2010 – $ 2,000

2009 – $ 2,000

2008 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 - None

2009 - None

2008 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2010

2009

2008

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

`

2010 - $ 2,000

2009 - $ 2,000

2008 - $ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/6/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/6/10

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/6/10